Loan#__________________


                 REVOLVING LOAN AGREEMENT AND SECURITY AGREEMENT


        This REVOLVING LOAN AGREEMENT AND SECURITY AGREEMENT (the "Agreement"), dated as of May 22, 1997, is made and entered into by and between KWP FINANCIAL II, a California corporation, ("Borrower"), and HAWTHORNE SAVINGS, F.S.B., a federal savings bank, ("Lender"), with reference to the facts that (a) Borrower desires to obtain from Lender a revolving line of credit in the maximum principal amount of Six Million Dollars ($6,000,000.00) (the "Loan") for the exclusive purpose of purchasing pools of "Assets" (as defined below in Paragraph 2.) and (b) Lender is willing to provide the Loan, all in accordance with the terms and conditions of this Agreement.

        NOW, THEREFORE, in consideration of the foregoing and of the mutual benefits to be achieved through the conditions and assignments herein contained, the parties agree as follows:

        1. The Loan. Lender is willing to provide the Loan to Borrower, subject to the terms and conditions of this Agreement. The Loan shall be evidenced by a
Note in the form attached hereto as Exhibit A (the "Note") and by this Revolving Loan Agreement and Security Agreement. Borrower may borrow portions of the Loan (each an "Advance") from time to time, repay the Loan in full or in part at any time, and reborrow from time to time, provided, however, that the outstanding principal balance of the Loan must not exceed Six Million Dollars ($6,000,000.00) at any time.

        2. Assets. "Assets" are defined as notes receivable (excluding restructured notes) originally made payable to regulated financial institutions (and other documentation, if any, relating to such notes receivable, including, but not limited to, guaranties and assignments of the creditor's position under settlement agreements), which, from time to time are placed into pools and offered for sale by the Federal Deposit Insurance Corporation, other similar entities, and other sellers approved in writing by Lender (each, a "Pool Seller"), which are purchased by Borrower with Advances hereunder and delivered to Lender and (b) the "Existing Collateral" as defined below in Paragraph 4.

        3. Conditions Precedent to the Loan. The Loan shall become available, and Borrower may request Advances, only once Lender is in receipt of (a) this Agreement duly signed by Borrower, (b) the "Note" duly signed by Borrower, (c) a corporate resolution (in form and substance satisfactory to Lender) from Borrower authorizing Borrower's entry into and performance under this Agreement,
(d) a corporate resolution (in form and substance satisfactory to Lender) from "Guarantor" identified below authorizing the execution of the "Guaranty" described below in Paragraph 17. pertaining to the Loan and (e) such Guaranty duly executed by such Guarantor.

        4. Repayment of Existing Loans. Before providing any Advances for the purchase of additional Assets, Lender is hereby authorized to and shall (a) make an Advance of and apply all such proceeds of the Loan as shall be necessary to repay in full Borrower's two outstanding borrowings from Lender, loans #79000055 and #79000022 (the "Existing Loans"), in the approximate principal amount of Three Million Dollars ($3,000,000), and (b) apply as collateral for the Loan all collateral currently pledged for the Existing Loans (or either of them) (the "Existing Collateral").

        5. Purchase of the Assets. Upon the satisfaction of all of the conditions of Paragraphs 3. and 4., above, and subject to all of the provisions of this Agreement, Borrower, acting through the written instructions of its Chief Executive Officer or its Chief Financial Officer sent to Lender by either facsimile transmission or letter, may from time to time request Advances, and Lender agrees to wire transfer or to send by official check directly to the concerned Pool Seller an Advance in such sum so requested by Borrower, provided, however, that as a condition to each Advance, (a) Lender shall have received (i) documentation identifying to Lender's satisfaction the Assets to be purchased with the proceeds of such Advance and (ii) a written certification from Borrower, acting through its Chief


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Executive Officer or Chief Financial Officer, of the respective amount which
Borrower anticipates recovering on each Asset in the corresponding pool (each such amount an "Estimated Recovery Value"), (b) Lender shall be satisfied that suitable arrangements have been made for the physical delivery to Lender of the Assets to be purchased with such Advance, (c) Lender shall have determined, in light of such Advance, that the Borrowing Base (as described below in Paragraph 8.) will remain sufficient, and (d) except with the prior specific written approval of Lender, there shall be no allocation greater than Six Hundred Thousand Dollars ($600,000.00) under any Advance for the purchase of any one Asset (treating a note and any related documentation as one Asset), provided, however, that the foregoing limitation of this clause (d) is not to be interpreted as applying to Existing Collateral. Lender may, in its sole discretion, accompany its wire transfer or official check with its written instructions to the Pool Seller to apply the Advance solely for Borrower's purchase of the particular Assets identified in accordance with the foregoing.

        6. Creation of Security Interest. Each Advance shall be secured by the Assets. Effective upon the satisfaction of all of the conditions of Paragraph 3. above, and continuing irrevocably until the later of the "Maturity Date" (as defined below in Paragraph 14.) or the date on which the Loan (together with all other amounts (if any) to which Lender shall be entitled hereunder) shall be fully repaid, Borrower hereby grants, pledges, transfers and assigns to Lender a first-priority security interest in all Assets (as the same are from time to time identified in accordance with this Agreement), and in all proceeds, products, profits and accessions thereto, and all books, records, documents and instruments relating thereto or arising therefrom now or in the future. Such security interest shall be enforceable and otherwise applied and interpreted in accordance with the California Commercial Code, provided, however, that should there be any conflict between any provision of any document or instrument executed in connection with the Loan (including, but not limited to this Agreement, the Note and the Guaranty) (each a "Loan Document") and any provision of such Code, the provision of the Loan Document shall control, and provided, further that such security interest shall be subject to the following provisions (in lieu of any provisions of such Code inconsistent therewith):

                a. Borrower waives any right to require Lender to (i) proceed against any person or entity, (ii) proceed or exhaust any collateral, or
        (iii) pursue any other remedy in Lender's power.

                b. Borrower hereby expressly waives any defense arising by reason of any disability or other defense with respect to any indebtedness represented by any note constituting an Asset.

                c. Borrower authorizes Lender, without notice or demand and without affecting Borrower's liability thereunder, from time to time,
        (i) to take and hold security, other than the Assets, for the payment of the Note, and exchange, enforce, waive and release the Assets and such other collateral or any part thereof or any such other security, and
        (ii) to apply the Assets and other security and direct the order and manner of sales thereof as Lender in its discretion may determine.

        7. Perfection of Security Interest. Borrower has represented to Lender that, upon Borrower's purchase of any Asset, the Asset will be delivered to Borrower's legal counsel for (among other purposes) review and such further documentation and acts as shall be necessary to cause title to the Asset to vest in Borrower. Borrower shall deliver each Asset promptly to Lender, which, in light of the foregoing, shall be no later than fourteen (14) days after the release of such Asset by the concerned Pool Seller in accordance with Borrower's written instructions, provided, however, that, upon written request of Borrower, Lender agrees to grant its consent in writing to a later, specified date of delivery if Borrower demonstrates that such later delivery is reasonable in light of the particular circumstances attending any particular Asset or pool of Assets. With respect to each of the Assets, Borrower shall deliver to Lender, in accordance with the foregoing time standards, (a) the original promissory note evidencing such Asset (each such note being a "Pool Note"), (b) all such other documentation and information (if any) constituting such Asset (including, but not limited to, any guaranty or settlement agreement) then delivered by the concerned Pool Seller to Borrower, and (c) with respect to each Pool Note secured by a mortgage or trust deed, either (i) an assignment from such Pool Seller to Lender of the mortgage or trust deed corresponding to such Pool Note or (ii) (A) an assignment from such Pool Seller to Borrower of such mortgage or trust deed and (B) an assignment from Borrower to Lender of such mortgage or trust deed. Each assignment of mortgage or trust deed contemplated in this



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Paragraph 7. shall be duly executed in recordable form and notarized. Borrower further agrees to forward promptly to Lender any additional documentation or information which Borrower receives from any Pool Seller regarding any Asset after such Pool Seller's initial transfer of such Asset. Borrower hereby voluntarily and irrevocably grants to Lender a power-of-attorney coupled with an interest, on behalf of and in the name of Borrower, to endorse Pool Notes, to execute assignments of mortgages and trust deeds and otherwise to sign documentation constituting the Assets and to take all actions with respect thereto as Lender, in its sole discretion, shall deem necessary (y) to perfect its security interest therein as contemplated in this Agreement and (z) in the event of any default by Borrower hereunder, under the Note, or under any other Loan Document, and after the running of any applicable cure period (if any), to dispose of the Assets and to apply the proceeds thereof to the then outstanding balance of the Note and to any and all other (if any) obligations of Borrower under this Agreement. Borrower agrees to execute and to deliver to Lender, upon Lender's request, such additional documentation as may be necessary to effectuate the objectives of the immediately preceding sentence, including, but not limited to, a recordable power of attorney (addressing the powers expressly mentioned above), duly notarized.

        8. Borrowing Base. No Advance will be funded unless, upon such funding, the outstanding principal balance of the Loan does not exceed the "Borrowing Base," defined as sixty-five percent (65%) of the aggregate "Adjusted ERV" of the Assets (applying the Estimated Recovery Value of each Asset most recently quoted from time to time by Borrower to Lender in writing, provided, however, that, on written notice to Lender from time to time, Borrower shall have the right to reduce, but not to increase, any Estimated Recovery Value). "Adjusted ERV" means, with respect to each Asset, (a) during the first twelve months immediately following its acquisition by Borrower, the Estimated Recovery Value of such Asset, (b) during the thirteenth through eighteenth months following its acquisition by Borrower, one-half of such Estimated Recovery Value, and (c) after the eighteenth month following its acquisition by Borrower, zero.

        9. Over-Advance on Collateral. In the event that, through the ineligibility of one or more Assets to serve as collateral due to aging or for any other reason, the Borrowing Base becomes insufficient with respect to the balance of the Loan outstanding at any time, Lender may give Borrower written notice of such insufficiency, whereupon Borrower shall have thirty (30) days to restore the sufficiency of the Borrowing Base by paying down the Loan with other cash resources. Until such time as the sufficiency of the Borrowing Base is restored, (a) further Advances will be suspended, and (b) 100% of all Net Proceeds (as distinguished from the portion quoted in the Paragraph hereof entitled "Servicing the Assets") from Borrower's collection activities are to be paid monthly to Lender for application to the Loan Balance in accordance with such "Servicing-the-Assets" Paragraph.

        10. Return of Ineligible Collateral. Provided that the Borrowing Base will remain sufficient for the balance of the Loan then outstanding, Assets serving as collateral for the Loan which are disqualified for any reason (including, but not limited to, any Asset which Borrower acquired more than eighteen months previously) will be returned to Borrower from time to time on Borrower's written request, with the respective release of Lender's security interest therein, and with the appropriate reduction (if any) in the Borrowing Base to account for the removal of such Asset from the Borrowing Base.

        11. Servicing the Assets. Borrower hereby agrees that it will undertake such efforts as Borrower deems appropriate to collect or otherwise to liquidate the obligations evidenced by the Assets. Borrower and Lender both acknowledge that the Assets are for the most part non-performing or only partially performing. It is Borrower's intention to convert the Assets into cash.

                a. Remittances of Net Proceeds. Borrower and Lender agree that Borrower shall be obligated to remit to Lender on the first day of each calendar month (commencing with June 1, 1997) 80% of the Net Proceeds of Assets received by Borrower on or before the 25th day of the immediately preceding calendar month (the "Cut-off Date") from obligors or guarantors of Assets or otherwise in relation to Assets and not previously remitted to Lender. "Net Proceeds" shall be deemed to include the gross proceeds less only such expenses incurred by Borrower and payable to third parties (which expenses do not include any salary, rent, or office maintenance or administrative expense payable by Borrower). Such proceeds shall be applied by Lender to reduce the principal balance of the Loan.


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                b. Reporting and Certification.

                        (i) Monthly. Borrower shall send each monthly remittance
                to Lender with a remittance, reconciliation and aging report (certified by Borrower's Chief Executive Officer or Chief Financial Officer) showing, through the corresponding Cut-off Date, (a) the calculation of the 80% for all receipts of Net Proceeds of Assets and (b) the aging of all Assets for the purpose of calculating the Borrower Base in accordance with Paragraph 8. hereof. Borrower shall provide with each monthly remittance required by Paragraph 11a., in addition to an accounting of the gross proceeds received, evidence of any agreed-upon payment plan made between Borrower and an obligor (or successor of an obligor) of the Asset for which the remittance is being made (an "Obligor"), and the agreed-upon balance due from such Obligor if Borrower and such Obligor have reached a compromise of the full amount due.

                        (ii) Borrower's Quarterly Reports. Quarterly on or
                before the first day of each third calendar month (commencing with September 1, 1997), Borrower shall submit to Lender a written narrative report, in form and substance reasonably satisfactory to Lender, outlining the status of Borrower's collection efforts on all Assets as of the then most recently preceding Cut-off Date.

                        (iii) SEC Filings. No later than the date prescribed by
                law for the filing of each SEC form 10K and 10Q of Borrower (commencing with each such form pertaining to the third calendar quarter of 1997), Borrower shall submit to Lender a written copy of each such form for the corresponding period prepared in full compliance will all legal requirements.

                c. Release of Asset upon Liquidation. In the event that Borrower has reached an agreement to liquidate an Asset in full, Lender shall release the Note and the assignment of any mortgage or trust deed for such Asset (and, if Lender shall have received documentation as contemplated above in Paragraph 7.(c)(i), Lender shall prepare and deliver to Borrower an assignment from Lender to Borrower for such Asset) upon receipt of the remittance accounting described in Paragraph 11.b.(i) and receipt of 80% of the Net Proceeds of the agreed-upon amount to liquidate such Asset.

        12. Interest. Interest shall commence to accrue on the Loan proceeds from the date of disbursement of each Advance for the acquisition of Assets hereunder at the per annum rate of ten percent (10.00%), provided, however, that on the first business day following any change in the Index, the rate of interest accruing on the Loan proceeds shall be adjusted to that per annum rate one and one-half percent (1.50%) above the Index, and further provided that in no event shall the per annum interest rate be less than nine and one-half percent (9.50%). As used in this Agreement, "Index" means the base rate on corporate loans posted by at least 75% of the nation's 30 largest banks, as published from time to time by The Wall Street Journal, or if such base rate is no longer published or is deemed by Lender, in its sole discretion, to be substantially recalculated in a manner that in Lender's judgment no longer represents the base rate on corporate loans posted by at least 75% of the nation's 30 largest banks, then Lender may select an alternate index rate and that alternate index rate shall be the Index. Accrued interest shall be payable on the first day of each calendar month; interest cannot be paid with the proceeds of any Advance. In the event that any conflict shall exist between any interest provisions of this Agreement and of the Note, the Note provisions shall be deemed to prevail.

        13. Grace Period. In the event that Borrower has not made any payment of Net Proceeds, interest, or any other amount which Borrower is obligated to pay Lender in accordance with this Agreement within ten (10) days of its due date, there shall apply to such amount a surcharge equal to ten percent (10%) thereof (the "Surcharge"), due and payable therewith by Borrower to Lender. Borrower and Lender understand and agree that, in the event that any payment due Lender hereunder is not made by Borrower within ten (10) days of its due date, (a) Lender will incur additional expenses and other damages which cannot practicably be determined with precision and (b) the Surcharge is, as of the date of this Agreement, a reasonable estimate thereof. The Surcharge shall be due and payable by


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Borrower to Lender in addition to, and not in substitution of, any other payment which Borrower is or shall be obligated to make to Lender.

        14. Loan Term. The Loan shall mature on May 22, 1998 (the "Maturity Date"), at which time all ability to borrow under the Loan shall terminate and all outstanding principal on the Loan, together with all accrued but unpaid interest, shall be due and payable by Borrower without notice from Lender.

        15. Fees. Borrower agrees to pay the following fees to Lender upon Borrower's execution of this Agreement (If Borrower so directs Lender in writing prior to or concurrently with Borrower's execution of this Agreement, either or both of the following fees may be paid by an Advance under the Loan.):

                a. Commitment Fee. One Hundred Twenty Thousand Dollars ($120,000.00) as a Commitment Fee, in consideration of Lender's commitment to provide the Loan to Borrower (The entire Commitment Fee is hereby deemed earned, irrespective of the value or the ultimate disposition of the Assets (or any of them).); and

                b. Loan Fee. Five Thousand Dollars ($5,000.00) as a Loan Fee, to be applied to the costs and expenses of Lender in documenting and processing the Loan (including, but not limited to, any filing (if any) required by Lender).

        16. Indemnification. In the event that, for any reason other than Lender's gross negligence or willful misconduct, (a) funds are wire transferred or otherwise advanced as contemplated in Paragraph 5. but Borrower does not purchase all of the Assets for which funds have been advanced under the Loan, or
(b) possession of any Asset is not delivered to Lender in accordance with Paragraph 7. above, Borrower hereby agrees to indemnify and to hold harmless Lender and its officers and employees from any injuries, losses, damages, costs and expenses (including attorneys' fees) which they (or any of them) may sustain in connection with any such failure to purchase or failure to deliver.

        17. The Guarantor. The Loan and the indemnification responsibilities of Paragraph 16. above shall be guaranteed by Kennedy-Wilson, Inc. ("Guarantor") by a Guaranty Agreement in the form attached hereto as Exhibit B (the "Guaranty"). In the event that the Guaranty shall be deemed invalid or the Guarantor shall deny that it is liable under the Guaranty for the full outstanding amount thereof, in addition to its remedies against Guarantor, Lender shall be able to pursue and any all of its remedies in relation to Borrower as though such invalidity or denial were a default by Borrower.

        18. Remedies. The following remedies are in addition to and not in lieu of the remedies contained in the Note or other Loan Documents. The parties intend that Lender's remedies are to be cumulative and not exclusive of one another.

        a. Performance Breach; Misrepresentations. Lender may accelerate the obligations of Borrower in the event the Borrower fails to perform any obligations of Borrower in the Note or this Agreement or if the Borrower has made any material misrepresentations of fact in connection with any of the statements, materials or reports given by Borrower to Lender in connection with the Loan, provided, however, that, with respect to Borrower's failure to make any payment under the Note when due, such grace period (if any) provided in the Note shall not be deemed superseded by this provision;

        b. Assets as Collateral. Consistent with the provisions of Paragraphs 6. and 7. above, Lender may conduct a sale of the Assets and apply the proceeds thereof to the obligations of Borrower under the Note and this Agreement.

        19. Existence. Borrower represents and warrants that (a) it has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, (b) its chief executive office and principal place of business are at 530 Wilshire Boulevard, Suite 101, Santa Monica, California 90401, and (c) the



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Guarantor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware.

        20. Notices. For purposes of any notice requirements, the addresses of the parties are as follows:

        Notices to Borrower:         KWP Financial II
                                     530 Wilshire Boulevard
                                     Suite 101
                                     Santa Monica, California 90401
                                     facsimile: (310) 314-8511

        Notices to Lender:           Hawthorne Savings, F.S.B.
                                     Rosecrans Avenue 2381
                                     El Segundo, California 90245
                                     facsimile: (310) 725-5034

        21. Attorneys' Fees. In the event that any dispute shall arise hereunder or under any other Loan Document, the party prevailing therein shall be entitled to its reasonable attorneys' fees, costs of suit and related expenses (e.g., photocopying and messenger charges).

        22. Choice of Law, Choice of Forum. This Agreement shall be interpreted and enforced by applying the laws of the State of California (without giving effect to their choice-of-law provisions). Any litigation arising hereunder shall be adjudicated before the Courts of the State of California situated in Los Angeles County or before the Courts of the United States situated in Los Angeles.

        23. Severability. In the event that any provision hereof shall be determined, by a court of competent jurisdiction or through an arbitration of a dispute between Lender and Borrower, to be invalid under some or all circumstances, such provision shall be deemed excised from this Agreement in all such circumstances of invalidity and applicable in all other circumstances (if any), and the remainder of this Agreement shall in any event continue in full force and effect.

        24. Headings. Paragraph and subparagraph headings used in this Agreement are designed solely to facilitate the use of this Agreement and are not intended to restrict the applicability of any provision of this Agreement.

        IN WITNESS WHEREOF, Lender and Borrower have executed this Agreement as of the date and year first above written.


LENDER:                                   BORROWER;

Hawthorne Savings, F.S.B.                 KWP Financial II,
                                          a California corporation

By:                                       By:/s/ FREEMAN LYLE
    ----------------------------          -------------------------------
    Norman Morales,                       Name:  Freeman Lyle
    Chief Financial Officer                      ------------------------
                                          Title: EVP CEO
                                                 ------------------------


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
                       EIGHTH AMENDMENT TO LOAN DOCUMENTS
                          AND CONFIRMATION OF GUARANTY


        THIS EIGHTH AMENDMENT TO LOAN DOCUMENTS AND CONFIRMATION OF GUARANTY is entered into as of July 1, 1997 by KENNEDY-WILSON, INC., a Delaware corporation ("Borrower"), KENNEDY-WILSON INTERNATIONAL, a California corporation K-W PROPERTIES, a California corporation ("KWP") and together with KWI, the "Guarantors"), and EAST-WEST BANK, a California banking corporation ("Lender").

                                    RECITALS

        A. Borrower and Lender entered into a Loan Agreement dated as of March 12, 1996 in which Lender agreed to provide a credit facility in the amount of $6,000,000 to Borrower for working capital and acquisition purposes (as modified as provided in the next sentence, the "Loan Agreement"). The Loan Agreement was amended by the letter agreement between Borrower and Lender dated March 29, 1996, the Second Amendment to Loan Agreement dated April 24, 1996 between Borrower and Lender, the Third Amendment to Loan Documents and Confirmation of Guaranty dated as of October 1, 1996, the Fourth Amendment to Loan Documents and Confirmation of Guaranty dated as of November 5, 1996, the Fifth Amendment to Loan Documents and Confirmation of Guaranty dated as of January 30, 1997, the Sixth Amendment to Loan Documents and confirmation of Guaranty dated as of February 26, 1997 and the Seventh Amendment to Loan Documents and Confirmation of Guaranty dated as of June 1, 1997. All terms used in this Amendment without being defined have the meanings given them in the Loan Agreement.

        B. Borrower and Lender desire to enter into this Amendment to increase the amount available under the Acquisition Facility.

                                    AMENDMENT

        1. Amendment to Loan Agreement. The Acquisition Facility is increased from $8,000,000 to $10,000,000. Accordingly, the aggregate amount of credit available under the Loan Agreement and Notes is increased from $10,000,000 to $12,000,000. The availability of the Acquisition Facility shall continue to be subject to the amount of the Borrowing Base and all of the other existing terms of the Loan Agreement, as amended below. In furtherance of the foregoing, the Loan Agreement is specifically amended as follows;

               (a) The first four sentences of Section 2.1 are deleted and restated as follows:.

                      "Lender agrees, on the terms and conditions set forth in this Agreement, to make Loans available to Borrower from the date of this Agreement to the Commitment Termination Date and to maintain any such Loans outstanding on the Commitment Termination Date until they are required to be repaid pursuant to Section 2.3 below. The aggregate amount of Loans outstanding at any time shall not exceed $12,000,000. An amount of the Loans not greater than $2,000,000 may be used only for the working capital needs of K-W International (the "Working Capital Facility"). An amount of the Loans not greater than the lesser of (a) $10,000,000 and (b) the Borrowing Base may be used only for the acquisition of interests in real property as set forth in this Agreement or, with the consent of Lender, other property, by Borrower or an affiliate of Borrower (the "Acquisition Facility").

               (b) Section 2.3(d) is deleted and restated as follows:

                      "If at any time (i) the aggregate principal amount of all Loans outstanding exceeds the amount of $12,000,000, (ii) the aggregate amount of Loans outstanding under the Working Capital Facility exceeds $2,000,000, or (iii) the aggregate amount of Loans outstanding under the Acquisition Facility exceeds the lesser of $10,000,000 and the Borrowing Base, then Borrower shall immediately prepay the Loans (together with all interest accrued on the amount prepaid) in the amount of such excess."

               (c) Section 2.7(c) is deleted and restated as follows:

                      "Lender is satisfied that the aggregate amount of Loans outstanding under the Acquisition Facility immediately following the proposed release and any accompanying payment will not be greater than the lesser of (i) $10,000,000 and (ii) the amount of the Borrowing Base; and"

               (d) The provisions of Article III shall continue to apply to Borrower's application for a Loan and Lender's disbursement of such a Loan from the Acquisition Facility. Section 3.6 will remain applicable to all Loans made under both the Working Capital Facility and the Acquisition Facility.

        2. Amendment to Acquisition Note. The principal amount of the Acquisition Note is $10,000,000.

        3. Calculation-of Borrowing Base. Westborough Court Group, Inc. has granted a security interest in a promissory note payable to it in the amount of $650,000. Such security interest shall contribute to the Borrowing Base 80% of the principal amount of such promissory note outstanding from time to time.

        4. Representations and Warranties. Borrower makes the following representations and warranties to Lender:

               (a) all representations and warranties contained in the Loan Agreement are true;

               (b) no Event of Default or Potential Event of Default has occurred and is continuing; and

               (c) no material adverse change has occurred in the (i) net operating income or sales, as applicable, of the Approved Properties or other properties subject to security instruments given by Borrower or its affiliates to secure the Loans; (ii) physical and economic condition of the Approved Properties or such other properties; or (iii) business, financial condition and management of Borrower, the Guarantors or Borrower's affiliates which are parties to security instruments granting security interests to secure the Loans.

        5. Conditions Precedent, The effectiveness of the increase in the Acquisition Facility provided for in this Agreement is subject to Borrower's satisfaction of the following conditions precedent on or before July 31, 1997, each in form and substance satisfactory to Lender:

               (a) Borrower and its affiliates, as applicable, shall have executed and delivered this Amendment, an Amendment to Security Agreements and an Amendment to Deeds of Trust;

               (b) the Amendment to Deeds of Trust shall have been recorded in the Official Records of Los Angeles and Orange Counties;

               (c) Lender shall have received such endorsements to the Title Policies increasing their coverage to $10,000,000 as Lender shall require;

               (d) Borrower and its affiliates shall have executed and delivered such UCC-1 financing statements as Lender shall require and such financing statements shall have been filed in the appropriate filing offices;

               (e) Borrower shall have paid a fee to Lender in the amount of $15,000 in consideration of the increased credit being made available to Borrower, which fee shall be fully earned upon receipt and nonrefundable; and

               (f) Borrower shall have paid all of the costs referred to in
Section 9 below.

        6. Confirmation of Guaranty. Guarantors acknowledge that they have reviewed and consent to the terms of the Loan Documents, as amended by all amendments thereto including as amended by this Eighth Amendment, and they are aware that the amount of the Acquisition Facility has been increased to $10,000,000 and the aggregate amount of credit available under the Loan Agreement and the Notes has increased to $12,000,000. Guarantors agree to guaranty the full amount of the Loans in accordance with the terms of the Guaranty, that the waivers, acknowledgements and other agreements are applicable to such amounts and that the Guaranty remains in full force and effect, enforceable against Guarantors in accordance with its terms.

        7. Other Amendments. All of the other Loan Documents are modified as necessary to reflect the modifications to the Loan Agreement. All references in any of the Loan Documents to "Loan Agreement" shall be to the Loan Agreement as modified hereby.

        8. Full Force and Effect. Borrower represents that it has no rights of setoff relating to or defenses against payment of the Loans in accordance with the terms of the Loan Agreement and, except as provided in or contemplated by this Amendment, the Loan Documents remain unmodified and in full force and effect.

        9. Entire Agreement. This Amendment and the other amendments and modifications referred to in Section 4(a) above constitute the entire agreement and understanding among the parties with respect to the subject matter of such amendments and supersede all prior agreements and understandings with respect to such subject matter, whether oral or written.

        10. Loan Fee and Expenses. Borrower agrees, on Lender's demand, to pay all costs and expenses incurred by Lender in connection with this Amendment, the additional security being provided to Lender concurrently with this Amendment, investigation and approval of any assets proposed by Borrower to be Approved Properties, whether or not Lender grants such approval, including, without limitation, the fees and related costs of Lender's legal counsel, the cost of obtaining increased amounts of title insurance and any endorsements to the Title Policies necessitated or deemed desirable by Lender in connection with this Amendment or Lender's acceptance of any additional Approved Properties and all appraisal, title, recording, inspection, engineering and related costs. Borrower authorizes

Lender, if Lender so elects, to pay the amount of such fee and such costs to itself by making a Loan under the Loan Agreement for such amounts.


                                          EAST-WEST BANK, a California
                                          banking corporation


                                          By:
                                             -------------------------------
                                             Donald Chow, Senior Vice
                                             President

                                          KENNEDY-WILSON, INC., a Delaware
                                          corporation


                                          By: /s/ WILLIAM J. MCMORROW
                                             -------------------------------
                                             William J. McMorrow, President

                                          KENNEDY-WILSON INTERNATIONAL, a
                                          California corporation


                                          By: /s/ WILLIAM J. MCMORROW
                                             -------------------------------
                                             William J. McMorrow, President

                                          K-W PROPERTIES, a California
                                          corporation

                                          By: /s/ WILLIAM J. MCMORROW
                                             -------------------------------
                                             William J. McMorrow
                                             Vice President